UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23782

California First Leasing Corporation
(Exact name of registrant as specified in charter)

5000 Birch Street, Suite 500, Newport Beach, CA 92660
(Address of principal executive offices)

Glen T. Tsuma
California First Leasing Corporation
5000 Birch Street, Suite 500
Newport Beach, CA 92660
(Name and address of agent for service)

Registrant’s telephone number, including area code: 949-255-0500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2024

Item 1(a). Reports to Shareholders

California First Leasing Corporation ‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗

Annual Report
For the Year Ended June 30, 2024

California First Leasing Corporation, (OTCQX: CFNB, “CalFirstLease” or the “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company retains its lease business while using equity and other investments to maximize current income and generate capital appreciation.

An investment in the Company’s common stock involves certain risks, including the risk of loss. The shares of common stock are not deposits or obligations of, or guaranteed by any Federal or other government agency. A registration statement dated July 20, 2022 (the “Registration Statement”) containing additional information about the Company is on file with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the Company’s objectives and risks detailed in the Registration Statement and in this Annual Report that may adversely affect the Company’s shareholders’ equity and stock price and may make an investment in the Company not appropriate for all investors.

Statements made in this report that are not strictly historical in nature constitute “forward-looking statements.” Forward-looking statements involve management judgment and assumptions, risks and uncertainties and include, but are not limited to, beliefs regarding investments in equity securities, swings in stock prices and the potential for this to cause significant volatility in reported net earnings and net asset values, the impact of external events on business activities and the lease portfolio, estimates of expected tax laws and rates applicable to future periods, impact of changes in interest rates and equity and fixed income markets.  Such forward-looking statements involve known and unknown risks and uncertainties and factors that could cause actual results to differ materially include political, economic, competitive, market, regulatory and other risks. Consequently, if management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements.  All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this information to reflect events or circumstances arising after the date hereof (August 5, 2024).

As permitted by regulations adopted by the SEC, paper copies of the Company’s annual and semiannual shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.calfirstlease.com), and you will be notified each time a report is posted and provided with a website link to access the report. To elect to receive all future reports on paper free of charge, please send an email request to invest@calfirstlease.com or you may call 800-460-4640.

California First Leasing Corporation	Annual Report for June 30, 2024

Overview

The following table sets forth selected financial data that should be read in conjunction with the Financial Statements and notes thereto and Discussion of Performance contained elsewhere herein.

	YEAR ENDED JUNE 30,
	2024	2023	2022
	(in thousands, except per share data)
Statement of Operations
Dividends and interest	$5,445	$5,687	$4,008
Net realized gain (loss) on securities	(46)	(2,848)	(1,165)
Net change in unrealized appreciation (depreciation) on securities	41,463	16,809	(22,349)
Investment Income (Loss)	46,862	19,648	(19,506)
Finance and loan income, net	1,010	1,331	2,287
Release of reserves	80	160	215
Other lease income	1,370	3,577	1,251
Lease Income	2,460	5,068	3,753
Investment and Lease Income (Loss)	49,323	24,716	(15,753)
Operating expenses	2,735	2,786	3,034
Income tax (benefit) expense	13,019	5,068	(6,126)
Net Income (Loss)	$33,569	$16,862	$(12,661)

Number of share outstanding	9,309	9,703	10,284
Weighted average shares outstanding	9,477	9,969	10,284

Beginning Net Asset Value (NAV) per share	$22.61	$20.60	$22.39
Net income	3.54	1.69	(1.23)
Dividends paid	0.40	-	0.56
Net gain on share repurchase	0.32	0.32	-
Net Asset Value per share, end of period	$26.07	$22.61	$20.60

Total return
CFNB, based on NAV	17.1%	9.8%	(5.5)%
S&P 500 (TR) Index	24.6%	19.6%	(10.6)%

The chart above illustrates the value of $10,000 invested in the Company’s stock in comparison to the performance of the S&P 500(TR)® (“S&P 500”), an unmanaged index that covers 500 leading companies that approximate 80% of the available market capitalization. Results for the Company based on net asset value are an after-tax amount. The S&P index is an unmanaged benchmark that assumes reinvestment of all distributions and includes capital gains and distributions in the calculation, but does not include a deduction for expenses or taxes. It is not possible to invest directly in an index.  Performance data shown represents past performance and is no guarantee of future results.

For the year ended June 30, 2024, net earnings were $33.6 million, or $3.54 per share. This included a pre-tax gain on equity securities of $41.4 million compared to $14.0 million the prior year. Total lease income decreased 51.5% to $2.5 million compared to $5.1 million in fiscal 2023, reflecting a significant decrease in gains from the sale of leased property and other lease income. The 17.1% return to shareholders based on the change in net asset value reflects the 26% return on the equity portfolio dampened by having 20% of earning assets invested in short-term treasury and money-market securities and the lease and loan portfolio that produce lower current returns than equities.

California First Leasing Corporation	Annual Report for June 30, 2024

It is with great sadness that we inform shareholders of the unexpected death during the fourth quarter of long-standing director, Harris Ravine. Harris served on our Board for 30 years since February 1994, including 20 years as Chairman of the Board of CalFirst Bank through February 2021. Mr. Ravine initially brought his experience in computer systems and leasing to us and his contribution was augmented by legal expertise, his experience as chief executive of a public company and work with emerging growth and not-for-profit companies. Harris involvement with the Company is sorely missed.

Discussion of Performance and Results of Operations

The Company’s operating results are comprised of two primary components:
•

Investment income includes current income from dividends on equity securities, realized and unrealized gains or losses in the value of the securities, and interest earned on short-term treasury securities and money market balances.

•	Lease income includes direct finance and interest income earned from leases and loans, as well as other income from operating lease, sales of leased property and sales of leases.

Investment Operations

The Company focuses on investing in fair or under-valued public companies that we expect to generate excess cash flow that can be reinvested at attractive rates of return to continue substantial growth or be returned to shareholders via share repurchases or dividends.

Average Annual Return as of June 30, 2024	1 Year	3 Year
CFNB Equity Securities	26.0%	8.0%
S&P 500 (TR) Index	24.6%	10.0%

A high percentage of the equity portfolio generally is invested in U.S. large capitalization equities. From time to time, the Company may retain a significant amount of funds in short-term liquid investments in order to be positioned to take advantage of opportunities as they arise. The Company does not specialize in any specific industry, but may hold large positions in certain sectors that it believes offer the opportunity for long-term returns.

Allocation of Securities *	6/30/2024		6/30/2023
($ in 000's)
US Large Cap Equities	$160,452	64.8%	$124,253	60.5%
US Mid Cap Equities	43,814	17.7%	26,164	12.7%
US Small Cap Equities	10,628	4.3%	6,002	2.9%
Developed Markets, Non-US	3,469	1.4%	5,542	2.7%
Income Fund	-	0.0%	1,004	0.5%
Emerging Market Equities	5,263	2.1%	688	0.3%
Equity Securities	223,626	90.3%	163,653	79.7%
Money market funds	24,155	9.7%	11,928	5.8%
US Treasury Bills	-	0.0%	29,746	14.5%
Fixed Income Securities	24,155	9.7%	41,674	20.3%
Investment Securities	$247,781	100.0%	$205,327	100.0%

* Equity Securities classified based on information from Wells Fargo Advisors

Ten Largest Equity Holdings at June 30, 2024 as a percent of net assets:
Applied Materials	9.03%
Alphabet Inc.	7.89%
Exxon Mobil	7.63%
Qualcomm Inc	4.81%
Micron Technology Inc	4.41%
Goldman Sachs	4.32%
Cigna Corp New	4.18%
Marvell Technology Inc	3.54%
Ovintiv Inc.	3.09%
Verizon Communications	2.95%

California First Leasing Corporation	Annual Report for June 30, 2024

US equities have rallied since November 2023 amid resilient corporate profits, excitement over generative artificial intelligence and expectations that cooling inflation will lead to interest rate cuts by the Federal Reserve. Based on the S&P 500 index, U.S. equity markets returned 24.6% for the 12 months ending June 30, 2024, with strong performance concentrated in large cap and growth stocks. More recently, mid-cap and value stocks have gained strength with cyclical sectors coming into focus. As of our fiscal yearend, U.S. equity valuations generally seem elevated, though some are attractively valued relative to earnings and show durable free cash flow growth prospects.

The distribution of the Company’s equity securities across four industry groups at June 30, 2024 and the comparative gains or losses by group is summarized below:

(in thousands)		Unrealized
	Cost Basis	Gains	(Losses)	Fair Value
as of June 30, 2024
Commercial / Industrial	$93,526	$60,319	$(2,760)	$151,085
Consumer	28,423	2,289	(5,156)	25,556
Financial	22,493	8,205	(647)	30,051
Healthcare	14,983	3,947	(1,996)	16,934
	$159,425	$74,760	$(10,559)	$223,626

The Company’s return of 26.0% on the equity portfolio for fiscal 2024 was just above the S&P return for that period, largely due to the concentration in large cap technology related stocks that benefited from the current AI excitement, particularly in the semiconductor arena. For the second straight year, Applied Materials was the top contributor to results for both the year and last six months ended June 30, 2024, with two other semiconductor related companies, Micron Technology and Qualcomm, among the top 5 contributors. Alphabet Inc and Meta Platforms, in communication services, rounded out the top five for fiscal 2024. In fiscal 2024, semiconductor related stocks accounted for 60% of the net securities gains and 64% of the gains in the last half of the year. Exxon Mobil, the third largest holding by size at June 30, 2024, replaced Meta as one of the top five contributors for the last half of fiscal 2024 as oil prices recovered. Another area of strength came from the financial sector of banks and insurance, notably Goldman Sachs, Wells Fargo and Cigna.

The largest detractors to the investment performance for fiscal 2024 included Bristol Myers Squibb, producing the largest loss for the year on top of a similar large loss in fiscal 2023, along with Charter Communications and Match Group, while fourth quarter results were most negatively impacted by Cleveland Cliffs and Global Payments.

The equity securities portfolio at June 30, 2024 consisted of common stock holdings in 43 public companies, compared to 36 public companies and one investment fund at June 30, 2023, and 34 positions at June 30, 2022. During the six months ended June 30, 2024, the Company invested $11.2 million in 9 companies, including 5 new positions. For the fiscal year, the Company invested $31.9 million in 21 positions, 8 of which were new. During the last half of fiscal 2024, the Company sold parts of 2 positions and 1 full position for $5.4 million, realizing a net gain of $210,000. For the full 2024 fiscal year, the Company realized losses of $46,000.

Interest and Dividend Income

A key component of the Company’s strategy is to generate current income on its investments through dividends, in addition to the opportunity to realize investment returns from appreciation in stock values. Of the 43 stock positions held at June 30, 2024, 32 pay a dividend, accounting for 87.5% of the fair value of equity securities at June 30, 2024. The following table presents the Company’s average balances and yields earned on investments for the periods shown:

	Period Ended			Period Ended
($ in thousands)	June 30, 2024			June 30, 2023
	Average			Average
	Balance	Income	Yield	Balance	Income	Yield
Three Months
Bank deposits	$575	$-	0.00%	$807	$2	0.99%
Money market funds	25,290	328	5.19%	13,491	164	4.86%
Treasury securities	3,121	42	5.38%	29,446	351	4.77%
Equity securities	217,203	926	1.71%	154,222	928	2.41%
	$246,189	$1,296	2.11%	$197,966	$1,445	2.92%

Twelve Months
Bank deposits	$868	$8	0.92%	$1,276	$5	0.39%
Money market funds	17,535	923	5.26%	30,615	1,025	3.35%
Treasury securities	15,519	826	5.32%	14,795	685	4.63%
Equity securities	191,127	3,688	1.93%	148,865	3,972	2.67%
	$225,049	$5,445	2.42%	$195,551	$5,687	2.91%

California First Leasing Corporation	Annual Report for June 30, 2024

Total dividend and interest income earned in fiscal year 2024 decreased 4.3% to $5.4 million, as a 50-basis point decline in yield offset an 8.6% increase in average balances. Dividend income was down 7.2% largely due to an extraordinary dividend paid by Ford in 2023 without a corresponding 2024 amount. The yield on cash and equivalents increased by 150 basis points to 5.18% while the average balance decreased by $12.8 million, or 27%.

Lease Operations

At June 30, 2024, the Company’s lease assets of $10.5 million included the net investment in leases, transactions in process and operating leases that together represented 4.0% of total assets. Fiscal 2024 lease bookings of $5.2 million were down from $13.6 million in fiscal 2023. Transactions in process of $467,000 at June 30, 2024 related to approved lease commitments of $2.9 million at June 30, 2024, down from $4.2 million at June 30, 2023.  The following table presents the Company’s average lease and loan balances, finance and loan income and related yields earned, presented on an annualized basis.

Lease Operations	Period Ended			Period Ended:
($ in thousands)	June 30, 2024			June 30, 2023
	Average			Average
	Balance	Income	Yield	Balance	Income	Yield
Three Months
Net investment in leases	$9,922	$215	8.67%	$16,002	$270	6.75%
Commercial loans	1,843	22	4.77%	2,523	29	4.60%
Lease and loan assets	$11,765	$237	8.06%	$18,525	$299	6.46%

Twelve Months
Net investment in leases, net	$11,801	$919	7.79%	$16,736	$1,196	7.15%
Commercial loans	1,936	91	4.70%	2,936	135	4.60%
Lease and loan assets	$13,737	$1,010	7.35%	$19,672	$1,331	6.77%

For the year ended June 30, 2024, operating lease income of $1.17 million accounted for 47.5% of total lease income with 41.1% from net finance and interest income. During fiscal 2024, the Company released reserves of $80,000 from the allowance for credit losses, compared to a release of $160,000 in fiscal year 2023. The fiscal 2024 release reflected the continued attrition in the credit portfolio.

At June 30, 2024, public and private universities and colleges accounted for 40% of the credit portfolio, 23.9% was with 3 commercial credits and 10% in tax-exempt leases with municipalities. The customers are located throughout the United States, and at June 30, 2024 no customer represents more than 1% of net assets.

Operating Expenses and Income Taxes

Operating expenses for the year ended June 30, 2024 decreased by 1.9% to $2.73 million compared to $2.79 million the year before.  The decrease in fiscal 2024 included a $77,200, or 13.1% decline in other general and administrative costs partially offset by an increase of $34,700 in compensation and benefits.

Income tax expense of $13.0 million for the year ended June 30, 2024 represented an overall effective tax rate of 27.9%, up from 23.1% in fiscal 2023.  This included a provision accrued at 20.4% on pretax earnings of $5.17 million excluding equity security gains, as the benefit related to the dividends received exclusion was less significant, and a provision accrued at 28.9% on the net equity security gain of $41.4 million. The 2024 security gain includes net unrealized gains of $41.5 million and realized taxable losses of $46,000. The components of earnings and taxes are summarized as follows:

	Year ended June 30,
(dollars in thousands)	2024	2023
Pretax earnings excluding securities gain (loss)	$5,171	$7,969
Gain on securities	41,417	13,961
Pretax earnings	46,588	21,930
Income tax expense excluding securities gain	1,057	1,451
Income tax expense on securities gain	11,962	3,617
Net tax expense	13,019	5,068
Net earnings excluding equity gain	4,114	6,518
Net equity portfolio gain	29,455	10,344
Net earnings	$33,569	$16,862

In the fiscal year ending June 30, 2024, income earned from dividends and interest accounted for over 70% of the Company’s ordinary gross income for U.S. federal income tax purposes. Under current tax law, with two shareholders owning 83% of the Company outstanding shares, the Company could be subject to a 20% tax on undistributed income. The Company believes it made the required minimum distribution of income through the dividend paid in June 2024 and has made no accrual for this tax. It was not applicable to prior periods.

California First Leasing Corporation	Annual Report for June 30, 2024

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors California First Leasing Corporation Newport Beach, California
Report on the Audit of the Financial Statements

Opinion

We have audited the accompanying statements of assets, liabilities and stockholders’ equity of California First Leasing Corporation, as of June 30, 2024 and 2023, including the statement of investments as of June 30, 2024, and the related statements of operations, stockholders’ equity, and cash flows for each of the years in the three-year period ended June 30, 2024, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the three-year period ended June 30, 2024.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of California First Leasing Corporation as of June 30, 2024 and 2023, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2024 and the financial highlights for each of the years in the three-year period ended June 30, 2024, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of California First Leasing Corporation, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements and financial highlights, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

California First Leasing Corporation	Annual Report for June 30, 2024

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements and financial highlights.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and included confirmation of securities owned as of June 30, 2024, by direct correspondence with custodians.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of California First Leasing Corporation’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements and financial highlights.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Laguna Hills, California August 5, 2024

What inspires you, inspires us. | eidebailly.com 25231 Paseo De Alicia, Ste. 100 | Laguna Hills, CA 92653-4615 | T 949.768.0833 | F 949.768.8408 | EOE

California First Leasing Corporation	Annual Report for June 30, 2024

                                                                 Statement of Investments – June 30, 2024

Industry-- Percent of Net Assets	Company	Shares	Market Value

Common Stocks-- 92.16%
Auto & Truck Dealerships-- 1.12%	Lithia Mtrs Inc	10,759	$2,716,110
Auto Parts-- 1.32%	Allison Transmission	42,290	3,209,811

Banks - Diversified-- 4.89%	Bank of America Corporation	117,500	4,672,975
	JP Morgan Chase & Co	4,380	885,899
	Wells Fargo & Co	106,400	6,319,096
			11,877,970

Capital Markets-- 4.32%	Goldman Sachs	23,200	10,493,824

Credit Services-- 1.39%	Credit Acceptance Corp (1)	1,220	627,910
	PayPal Holdings Inc (1)	47,100	2,733,213
			3,361,123

Drug Manufacturers-- 2.27%	Bristol Myers Squibb	132,800	5,515,184
Entertainment-- 0.74%	Netflix.com Inc.(1)	2,650	1,788,432
Footwear & Accessories-- 1.62%	On Holding AG (1)	101,100	3,922,680

Healthcare Plans-- 4.71%	Cigna Corp New	30,710	10,151,805
	United Health Group	2,489	1,267,548
			11,419,353

Information Tech Services-- 0.92%	Cognizant Technology Solutions	32,799	2,230,332
Insurance - Diversified-- 0.56%	Berkshire Hathaway Inc (1)	3,364	1,368,475
Insurance - Reinsurance-- 1.22%	Everest Group LTD	7,740	2,949,095

Internet Content & Info-- 12.42%	Alphabet Inc.	105,100	19,143,965
	Fiverr Intl LTD (1)	39,910	935,091
	Match Group Inc (1)	68,500	2,081,030
	Meta Platforms Inc	13,907	7,012,188
	Shutterstock Inc	24,955	965,759
			30,138,032

Internet Retail-- 0.15%	Alibaba Grp Hldg	4,900	352,800
Oil & Gas E & P-- 3.09%	Ovintiv Inc.	159,925	7,495,685
Oil & Gas Equipment & Services-- 2.51%	Schlumberger LTD	129,000	6,086,220
Oil & Gas Integrated-- 7.63%	Exxon Mobil	160,800	18,511,296
Resorts & Casinos-- 0.88%	Vail Resorts Inc	11,808	2,126,975
Scientific & Technical Instruments-- 0.76%	Sensata Technologies	49,350	1,845,197

Semiconductor Equip & Materials-- 10.19%	Applied Materials	92,836	21,908,368
	Teradyne Incorporated	19,000	2,817,510
			24,725,878

Semiconductors-- 17.27%	Advanced Micro Devices Inc. (1)	37,100	6,017,991
	Marvell Technology Inc	123,000	8,597,700
	Micron Technology Inc	81,300	10,693,389
	Qualcomm Inc	58,650	11,681,907
	Taiwan Semiconductor Co	28,250	4,910,133
			41,901,120

California First Leasing Corporation	Annual Report for June 30, 2024

Industry-- Percent of Net Assets	Company	Shares	Market Value

Software Application-- 0.42%	Applovin Corporation (1)	12,321	1,025,354
Specialty Business Services-- 1.42%	Global Payments Inc.	35,650	3,447,355

Specialty Chemicals-- 2.76%	Dupont De Nemours	53,940	4,341,631
	Intl Flavors & Fragrance	24,750	2,356,448
			6,698,078

Steel-- 1.52%	Cleveland-Cliffs Inc. (1)	239,000	3,678,210

Telecom Services-- 4.51%	Charter Communications Inc (1)	12,640	3,778,854
	Verizon Communications	173,750	7,165,450
			10,944,304

Thermal Coal-- 0.90%	Consol Energy Inc	21,300	2,173,239
Tobacco-- 0.67%	British American Tobacco	52,500	1,623,825

	Total-Equity Securities		$223,625,955

Short-term Investments-- 9.95%
Money Market Mutual Funds-- 9.95%	State Street Inst Liquid Rsrvs (5.36%)**		$23,644,091
	Goldman FSQ Money Market (5.20%)**		510,456

			$24,154,547

Total Equity Securities & Short-term Investments			$247,780,502

Net Assets at June 30, 2024			$242,658,855
(1) Non-income producing security
** Rate is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements

California First Leasing Corporation	Annual Report for June 30, 2024

STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY (in thousands, except share amounts)

	June 30,	June 30,
	2024	2023

ASSETS

Cash and due from banks	$519	$1,391
Money-market mutual funds	24,155	11,928
U.S. Treasury bills	-	29,746
Cash and cash equivalents	24,674	43,065

Equity investments	223,626	163,653
Property acquired for transactions-in-process	467	729
Leases and loans:
Net investment in leases	9,369	16,994
Commercial loans	1,837	2,077
Allowance for credit losses	(121)	(201)
Net investment in leases and loans	11,085	18,870
Property on operating leases, less accumulated depreciation
of $5 (2024) and $0 (2023)	757	553
Income tax receivable	226	265
Other assets	192	303
Discounted lease rentals assigned to lenders	-	-
Total Assets	$261,027	$227,438

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	$36	$1,679
Accrued liabilities	412	592
Lease deposits	77	51
Non-recourse debt	-	-
Deferred income taxes, net	17,843	5,736
Total Liabilities	18,368	8,058

Commitments and contingencies	-	-

Stockholders' equity:
Preferred stock; 2,500,000 shares authorized; none issued	-	-
Common stock; $.01 par value; 20,000,000 shares authorized; 9,309,387
June 30, 2024 and 9,703,456 June 30, 2023 issued and outstanding	93	97
Additional paid in capital	1,625	1,694
Retained earnings	240,941	217,589
	242,659	219,380
Total Liabilities & Stockholders' Equity	$261,027	$227,438

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2024

STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)

	Years ended June 30,
	2024	2023	2022

Investment income
Dividend income	$3,688	$3,972	$3,910
Interest income	1,757	1,715	98
Net realized loss on equity securities	(46)	(2,848)	(1,165)
Net unrealized equity securities gain (loss)	41,463	16,809	(22,349)
Total investment income (loss)	46,862	19,648	(19,506)

Lease income
Finance and loan income	1,010	1,331	2,287
Release of (provision for) reserves for credit losses	80	160	215
Operating and sales-type leases	1,168	1,081	355
Gain on sale of leases, loans and leased property	91	1,503	300
Other fee income	111	993	596
Total lease income	2,460	5,068	3,753

Operating expenses
Compensation and benefits	1,976	1,941	2,044
Director fees	135	144	144
Occupancy	111	111	103
Other general and administrative	512	590	743
Total operating expenses	2,734	2,786	3,034

Earnings (loss) before income taxes	46,588	21,930	(18,787)

Income taxes	13,019	5,068	(6,126)

Net earnings (loss)	$33,569	$16,862	$(12,661)

Basic earnings (loss) per common share	$3.54	$1.69	$(1.23)
Dividends declared per common share	$0.40	$-	$0.56

Weighted average common shares outstanding	9,477,351	9,969,138	10,284,139

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2024

STATEMENTS OF STOCKHOLDERS' EQUITY
(in thousands, except for share amounts)

			Additional
	Common Stock		Paid in	Retained
	Shares	Amount	Capital	Earnings	Total

Balance, June 30, 2021	10,284,139	$103	$2,314	$227,883	$230,300

Net loss	-	-	-	(12,661)	(12,661)
Dividends paid	-	-	-	(5,759)	(5,759)

Balance, June 30, 2022	10,284,139	103	2,314	209,463	211,880

Net earnings	-	-	-	16,862	16,862
Shares repurchased	(580,683)	(6)	(620)	(8,736)	(9,362)

Balance, June 30, 2023	9,703,456	97	1,694	217,589	219,380

Net earnings	-	-	-	33,569	33,569
Shares repurchased	(394,069)	(4)	(69)	(6,493)	(6,566)
Dividends paid	-	-	-	(3,724)	(3,724)

Balance, June 30, 2024	9,309,387	$93	$1,625	$240,941	$242,659

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2024

STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended June 30,
	2024	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings (loss)	$33,569	$16,862	$(12,661)
Adjustments to reconcile net earnings to cash flows
provided by (used for) operating activities:
Release of reserves for credit losses	(80)	(160)	(215)
Depreciation and net amortization (accretion)	95	48	74
Gain on sale of leased property and sales-type lease income	(15)	(663)	(213)
(Gain) loss on equity securities, net	(41,417)	(13,960)	23,514
Deferred income taxes, including income taxes payable	12,107	3,543	(7,117)
Decrease in income taxes receivable	39	1,804	788
Net decrease in accounts payable and accrued liabilities	(180)	(237)	(435)
Other, net	(212)	(128)	(467)
Net cash provided by operating activities	3,906	7,109	3,268

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in leases, loans and transactions in process	(6,620)	(11,098)	(7,114)
Payments received on lease receivables and loans	8,501	14,803	20,191
Proceeds from sales of leased property and sales-type leases	306	2,136	1,147
Proceeds from sales and assignments of leases	4,329	3,712	-
Purchase of equity securities	(31,905)	(28,845)	(67,582)
Proceeds from sale of equity securities	13,349	10,789	72,556
Net decrease in other assets	33	13	56
Net cash (used for) provided by investing activities	(12,007)	(8,490)	19,254

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments to repurchase common stock	(6,566)	(9,362)	-
Dividends to stockholders	(3,724)	-	(5,759)
Net cash used for financing activities	(10,290)	(9,362)	(5,759)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(18,391)	(10,743)	16,763
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	43,065	53,808	37,045
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$24,674	$43,065	$53,808

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Decrease in lease rentals assigned to lenders and
related non-recourse debt	$-	$(515)	$(713)
Estimated residual values recorded on leases	$(17)	$(17)	$(19)
Income tax paid (refunds received), net	$873	$(279)	$202

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2024

Financial Highlights

	Years Ended June 30,
	2024	2023	2022
Per Share Operating Performance
Net book value, beginning of period	$22.61	$20.60	$22.39
Net earnings (loss)	3.54	1.69	(1.23)
Less: Dividends paid	0.40	-	0.56
Net gain on share repurchase	0.32	0.32	-
Net Book Value, end of period	$26.07	$22.61	$20.60
Market price, end of period	$19.51	$14.35	$17.40
Return to Shareholders (1)
Based on net book value	17.1%	9.7%	(5.5)%
Based on market price	38.8%	(17.5)%	(2.4)%

Ratios, Supplemental Data
Expenses per share	$0.29	$0.28	$0.29
Expenses plus taxes per share	$1.66	$0.79	$(0.30)
Average Book Value per share	$24.55	$21.99	$22.10
Expenses to Average Book Value	1.2%	1.3%	1.3%
Net earnings (loss) to Average Book Value	14.4%	7.9%	(5.6)%
Portfolio turnover rate	7.0%	7.2%	39.6%

(1)    Total return on market price assumes a purchase on the first day and sale on the last day of each period reported. Dividends and distributions are assumed to be reinvested. Total return on book value uses the same methodology, using book value for the beginning and ending values, and dividend reinvestment at the closing price on the day of distribution. Past performance is not an indication of future results.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2024

NOTES TO FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies:

Nature of Operations

California First Leasing Corporation, (“CFNB” or the “Company”), headquartered in Newport Beach, California, is registered as an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated in California in 1977.  The Company invests in equity securities of public companies that trade on established markets while retaining the original business of financing capital assets for colleges and universities as well as to businesses and non-profit organizations.

Effective February 26, 2021, California First National Bancorp, a California corporation (“Bancorp”) completed the sale of the stock in California First National Bank (“Bank”) while retaining all leases and loans. Following the sale, a bank holding company structure was no longer required and Bancorp merged its wholly-owned subsidiary, California First Leasing Corporation, into Bancorp and changed its name to California First Leasing Corporation (“CalFirstLease” or the “Company”).

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Critical accounting estimates particularly susceptible to change include the allowance for credit losses, residual values and deferred income taxes.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash in demand deposit accounts in banks, money market mutual funds and U.S. Treasury bills with initial maturities of less than 3 months.  Investments in money market funds are valued at net asset value per share at the end of the accounting period, while treasuries are valued at amortized cost which approximates fair value.

Equity Securities

The Company carries all of the investments in equity securities at fair market value (also referred to as “market value”) as determined in accordance with Note 3, and records the subsequent changes in market values in the Statement of Operations as a component of equity securities gains and losses. Equity security transactions are accounted for as of the trade date and the cost of equity securities sold is determined by specific identification.  Dividend income is recorded on the ex-dividend date.

Leases

Lease transactions are generally structured as direct financing leases that are non-cancelable "net" leases, contain "hell-or-high-water" provisions that require lessee to make all payments regardless of any defects in the property, to maintain, service and insure the property against casualty loss, and pay all property, sales and other taxes.   The re-lease of property that has come off lease may be accounted for as a sales-type lease or as an operating lease, depending on the terms of the re-lease.  Leased property that comes off lease and is re-marketed through a sale to the lessee or a third party is accounted for as sale of leased property.

For direct financing leases, the aggregate lease payments receivable and estimated residual value, if any, are recorded net of unearned income as net investment in leases.  The unearned income is recognized as direct finance income on an internal rate of return method calculated to achieve a level yield over the lease term.  There are no costs or expenses related to direct financing leases since lease income is recorded on a net basis. The residual value is an estimate for accounting purposes of the fair value of the lease property at lease termination.  The estimates are reviewed periodically to ensure reasonableness, however, the amounts the Company may ultimately realize could differ from the estimated amounts.

In some instances, the Company assigns on a nonrecourse basis the lease payments receivable to unaffiliated financial institutions, accounting for the sale of lease receivables by derecognizing the lease receivable and recording the unearned income related to the lease as a gain from the sale of lease receivable.

California First Leasing Corporation	Annual Report for June 30, 2024

Operating Leases

Lease contracts which do not meet the criteria of capital leases are accounted for as operating leases.  Property on operating leases is recorded at the lower of cost or fair value and depreciated on a straight-line basis over the lease term to the estimated residual value at the termination of the lease term.  Operating leases involve the continuation of maturing leases on a month-to-month basis or for terms of less than 12 months, and the associated cost is the Company’s recorded residual.  Rental income is recorded on a straight-line basis over the lease term.

Loans

Loans are reported at their principal amount outstanding, net of discounts, fees and direct costs associated with their origination or acquisition.  Interest earned on loans is credited to income based on loan principal amounts outstanding at appropriate interest rates.

Allowance for Credit Losses

Effective July 1, 2023, upon the adoption of ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, the Company replaced the incurred loss   accounting approach with the current expected credit loss (“CECL”) approach for leases and loans. CECL requires the immediate recognition of estimated credit losses expected to occur over the estimated remaining life of the asset. The forward-looking concept of CECL requires loss estimates to consider historical experience, current conditions and reasonable and supportable forecasts. The CECL model was implemented using a modified retrospective approach with no adjustment to retained earnings necessary at July 1, 2023, and did not have a material impact on the allowance for credit losses or the financial statements.

The allowance for credit losses (allowance) is the combination of the allowance for lease and loan losses and the valuation allowance for the residual investment. The CECL methodology incorporates the Company’s 20-year credit experience data, historic stratification of credits by risk rating as the meaningful risk characteristic, and determines estimated credit losses by applying an annual loss factor adjusted for the weighted average remaining term of the individual segments. The impact of current conditions and future events are captured through an evaluation of lease commitments, the mix between lower and higher risk assets, and general market and credit conditions to modify the loss factor derived.  The resulting allowance is deducted from the net lease and loan balances to reflect the net amount expected to be collected. Lease receivables and loans are charged off when they are deemed completely uncollectible. Subsequent recoveries, if any, are credited to the allowance.

Prior to the adoption of CECL, the determination of the adequacy of the allowance was based on an assessment of the inherent loss potential in the lease and loan portfolios given the conditions at the time. The allowance for credit losses included specific and general reserves. Specific reserves related to leases and loans that were individually classified as problems or impaired. General reserves were an estimate of probable or inherent losses related to the remaining portfolio, considering recent loss experience, known and inherent risks in the portfolio, levels of delinquencies, and adverse situations that may affect customers’ ability to repay, including current and anticipated economic conditions.

Property Acquired for Transactions-in-process

Property acquired for transactions-in-process represents partial deliveries of property which the lessee has accepted on in-process lease transactions.  Such amounts are stated at cost, net of any lessee payments related to the property.  Income is not recognized while a transaction is in process and prior to the commencement of the lease.  At lease commencement, any pre-commencement payments are included in minimum lease payments receivable and the unearned income is recognized as direct finance income over the lease term.

Income Taxes

Income tax expense is the total of the current year income tax due and the change in deferred tax assets and liabilities. The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is established if it is “more likely than not” that all or a portion of the deferred tax asset will not be realized. The tax effects of an uncertain tax position can be recognized in the financial statements only if, based on its merits, the position is more likely than not to be sustained on audit by the taxing authorities.

Earnings Per Share

Basic net earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding.

California First Leasing Corporation	Annual Report for June 30, 2024

Recent Accounting Pronouncements

In December 2023, the FASB issued guidance within ASU 2023-09, Income Taxes (Topic 740). The amendments in this update are intended to increase visibility into various income tax components that affect the reconciliation of the effective tax rate to the statutory rate, as well as the qualitative and quantitative aspects of those components. The Company will be required to disclose on an annual basis, specific categories in the rate reconciliation and provide additional information for reconciling items that meet or exceed a five  percent threshold (computed by multiplying pretax income by the applicable statutory income tax rate) and include disclosure of state and local jurisdictions that make up the majority of the state and local income tax category in the rate reconciliation. Additional disclosure items include disaggregation of income taxes paid to and income tax expense from federal, state, and foreign jurisdictions as well as disaggregation of income taxes paid to individual jurisdictions in which income taxes paid are equal to or greater than five percent of total income taxes paid. The amendments in this update are effective for PBEs for fiscal years beginning after December 15, 2024 and may be applied on a prospective or retrospective basis. The Company is currently evaluating the impact these amendments will have on its financial statements.

Subsequent events

The Company has evaluated subsequent events for recognition and disclosure through August 5, 2024, which is the date the financial statements were available to be issued.

Reclassifications
Certain reclassifications have been made to prior year financial statements to conform to the presentation of the fiscal 2024 financial statements.

Note 2 – Investment Valuation and Fair Value Measurement:

ASC Topic 820: “Fair Value Measurements and Disclosures” defines fair value as the price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market for the asset or liability.  ASC Topic 820 establishes a three-tiered value hierarchy that prioritizes inputs based on the extent to which they are observable in the market and requires the maximum use of observable inputs and minimum use of unobservable inputs.  Values based on inputs in different levels of the hierarchy will be categorized based upon the lowest level of input.  The three levels of inputs are defined as follows:

•	Level 1 - Valuation is based upon unadjusted quoted prices for identical instruments traded in active markets;
•

Level 2 - Valuation is based upon significant observable inputs, for example quoted prices for similar instruments in active markets, or quoted prices for identical instruments in markets that are not active;

•

Level 3 - Valuation is generated from model-based techniques that use inputs not observable in the market and based on the entity’s own judgment.  Level 3 valuation techniques could include the use of option pricing models, discounted cash flow models and similar techniques that rely on assumptions that market participants would use in pricing the asset or liability.

ASC 820 applies whenever other accounting pronouncements require presentation of fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.  As such, ASC 820 does not apply to the Company’s investment in leases.

The following table summarizes the Company’s assets, which are measured at fair value on a recurring basis as of June 30, 2024 and 2023:

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
(in thousands)	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(in thousands)
As of June 30, 2024
Equity securities	$223,626	$223,626	$-	$-
Money-market accounts	24,155	24,155	-	-
Bank deposits	519	519	-	-
	$248,300	$248,300	$-	$-

As of June 30, 2023
Equity securities	$163,653	$163,653	$-	$-
Money-market accounts	11,928	11,928	-	-
U.S. Treasury bills	29,746	-	29,746	-
Bank deposits	1,391	1,391	-	-
	$206,718	$176,972	$29,746	$-

California First Leasing Corporation	Annual Report for June 30, 2024

The Company’s loans are not accounted for or carried at fair value, but in accordance with the fair value disclosure requirements of ASC 825-50, the estimated fair value of the loans as of June 30, 2024 and June 30, 2023 is calculated based on discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality and are classified as Level 3 in the fair value hierarchy.  Loan fair values are based on an exit value and have been adjusted for credit risk.

(in thousands	June 30, 2024		June 30, 2023
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Commercial loans	$1,817	$1,721	$2,057	$1,949

These fair value estimates are based on relevant market information and data however, given there are no active market or observable market transactions, the Company’s estimates are subjective in nature, involve uncertainties and cannot be determined with precision.  Changes in assumptions could significantly affect the estimated values.

Note 3 – Investment Transactions:

For the year ended June 30, 2024, purchases and sales of investments, excluding short-term investments, were $31,905,010 and $13,349,140, respectively.

Note 4 – Leases and Loans:

The Company’s income from leases consists of the following:

		June 30,
(in thousands)	2024	2023	2022
Interest income - direct financing leases	$919	$1,196	$2,129
Rental income on operating leases	1,168	1,081	355
Total direct finance and rental lease income	$2,087	$2,277	$2,484

Contractual rental payments due on operating leases after June 30, 2024 extend for only 90 days from such date and aggregate to $309,000.

The Company's net investment in leases consists of the following:

	June 30,
(in thousands)	2024	2023
Minimum lease payments receivable	$10,245	$18,386
Estimated residual value	94	363
Less unearned income	(970)	(1,755)
Net investment in leases before allowances	9,369	16,994
Less allowance for credit losses	(101)	(181)
Net investment in leases	$9,268	$16,813

The minimum lease payments receivable and estimated residual value are discounted using the internal rate of return method related to each specific lease. At June 30, 2024, a summary of the installments  of minimum lease payments receivable due, and the expected maturity of the Company's estimated residual value are as follows. The weighted average maturity of the leases is 26 months and the weighted average yield is 8.9%.

	Lease	Estimated
Years ending June 30,	Receivable	Residual Value	Total
	(in thousands)
2025	$5,222	$22	$5,244
2026	3,476	23	3,499
2027	1,164	11	1,175
2028	323	38	361
2029	60	-	60
	10,245	94	10,339
Less unearned income	(957)	(13)	(970)
Less allowances	(101)	-	(101)
	$9,187	$81	$9,268

California First Leasing Corporation	Annual Report for June 30, 2024

The Company’s investment in commercial loans consists of two transactions with a weighted average remaining term of 62 months at June 30, 2024:

	June 30,
(in thousands)	2024	2023
Commercial real estate loan	$1,651	$1,863
Commercial term loan participation	189	223
Total commercial loans	1,840	2,086
Less unearned income and discounts	(3)	(9)
Less allowance for credit losses	(20)	(20)
Net commercial loans	$1,817	$2,057

Note 5 – Credit Quality and Allowance for Credit Losses:

The Company classifies all credits under a system that assesses the ability of the credit to service the obligation based on current financial position, historical payment experience, and collateral adequacy, among other factors. The Company uses the following definitions for risk ratings:

Pass	Credits of the highest quality with positive primary repayment source but may have characteristics that are of higher than average risk
Special Mention	Have a potential weakness that if left uncorrected may result in deterioration of the repayment prospects for the lease or loan or of the Company’s credit position at some future date
Substandard

Are inadequately protected by the paying capacity of the obligor or of the collateral, if any. Credits have a well-defined weakness that jeopardize the liquidation of the debt or indicate the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected

Doubtful	Based on current information and events, collection of all amounts due according to the contractual terms of the lease or loan agreement is considered highly questionable and improbable

The following table disaggregates the portfolio into three segments of 1) commercial transactions, 2) education, government and non-profit (“EGNP”) leases, and 3) commercial real estate loan, and further into the four risk classifications of “pass”, “special mention”, “substandard”, or “doubtful”.

			Commercial	Total
(in thousands)	Commercial	EGNP	Real Estate	Financing
	Transactions	Leases	Loans	Receivable
As of June 30, 2024:
Pass	$1,457	$7,531	$1,651	$10,639
Special Mention	567	-	-	567
Substandard	-	-	-	-
Doubtful	-	-	-	-
	$2,024	$7,531	$1,651	$11,206

As of June 30, 2023:
Pass	$3,874	$13,334	$1,863	$19,071
Special Mention	-	-	-	-
Substandard	-	-	-	-
Doubtful	-	-	-	-
	$3,874	$13,334	$1,863	$19,071

The allowance for credit losses includes amounts to cover losses over the remaining life of the leases and loans.  The accrual of interest income on leases and loans will be discontinued when the customer becomes ninety days or more past due on its lease or loan payments, unless the Company believes the investment is otherwise recoverable.  Leases and loans may be placed on non-accrual earlier if the Company has significant doubt about the ability of the customer to meet its obligations. Payments received while on non-accrual are applied to reduce the Company’s recorded value.

There were no past due credits or credits on non-accrual at June 30, 2024 or June 30, 2023.

As of June 30, 2024, the total financing receivable of $11.2 million related to transactions booked of $2.3 million, $3.2 million, $2.2 million and $1.8 million in fiscal years 2024, 2023, 2022, and 2020 to 2021, respectively.  The commercial real estate loan of $1.7 million was booked in fiscal 2016.

California First Leasing Corporation	Annual Report for June 30, 2024

The following table presents the changes in the allowance for credit losses and the associated balances by segment, for each of the years ending June 30, 2024 and 2023:

			Commercial	Total
(in thousands)	Commercial	EGNP	Real Estate	Financing
	Transactions	Leases	Loans	Receivable
As of June 30, 2024
Balance beginning of period	$102	$84	$15	$201
Charge-offs	-	-	-	-
Recoveries	-	-	-	-
Provision	(63)	(17)	-	(80)
Balance end of period	$39	$67	$15	$121
Allowance for losses as a percent of
ending receivable balance	1.93%	0.89%	0.91%	1.08%

As of June 30, 2023
Balance beginning of period	$234	$102	$25	$361
Charge-offs	-	-	-	-
Recoveries	-	-	-	-
Provision	(132)	(18)	(10)	(160)
Balance end of period	$102	$84	$15	$201
Allowance for losses as a percent of
ending receivable balance	2.63%	0.63%	0.81%	1.05%

Note 6 – Office Lease Obligations

The Company accounts for its office lease in accordance with ASC 842 which was implemented on July 1, 2019 and requires the Company to recognize lease arrangements as right-of-use ("ROU") assets and operating lease liabilities based on the present value of lease payments over the lease term discounted at the Company’s incremental borrowing rate. Lease expense is recognized on a straight-line basis over the lease term, with lease and non-lease components as a single lease component.

During fiscal 2021, the Company entered into an operating lease with an unrelated party for its current 4,098 square foot corporate office in Newport Beach that commenced February 1, 2021 for a term of 42 months ending in July 2024. As of June 30, 2024, ROU assets of $8,602 and related lease liabilities of $14,219 are recorded on the balance sheet as part of other assets and accrued liabilities, respectively. Rent expense was $111,220 (2024), $143,750 (2023) and $297,400 (2022) and rental income was $0 (2024), $32,500 (2023) and $194,300 (2022). At June 30, 2024, the gross remaining lease payments due was $14,000.

On July 17, 2024, the Company extended the operating lease for a period of 36 months commencing August 1, 2024.

Note 7 – Income Taxes:

The Company accounts for its income taxes under ASC 740, “Income Taxes.”  Among other provisions, this standard requires deferred tax balances to be determined using the enacted income tax rate for the years in which taxes will be paid or refunds received.  The Company is subject to U.S. Federal income tax as well as multiple state and local jurisdictions as a result of doing business in most states.

The provision for income taxes is summarized as follows:

	June 30,
(in thousands)	2024	2023	2022
Current tax expense (benefit):
Federal	$2,285	$1,334	$516
State	371	563	540
	2,656	1,897	1,056
Deferred tax expense (benefit):
Federal	6,840	2,730	(4,944)
State	3,523	441	(2,238)
	10,363	3,171	(7,182)
Total income tax provision	$13,019	$5,068	$(6,126)

California First Leasing Corporation	Annual Report for June 30, 2024

At June 30, 2024 and 2023, income taxes receivable balances were $226,000 and $265,000 respectively.

Deferred taxes result from the method of recording lease income on capital leases and depreciation methods for tax reporting, which differ from financial statement reporting, and the inclusion of unrealized gains and losses on securities in operating earnings that are not currently taxable or deductible.

Deferred income tax liabilities (assets) are comprised of the following:

	June 30,
(in thousands)	2024	2023

Deferred income tax liabilities:
Tax operating leases	$664	$769
Equity investments	18,214	5,991
Total liabilities	18,878	6,760

Deferred income tax assets:
Depreciation	(12)	(175)
Allowances and reserves	(36)	(70)
State income taxes	(977)	(119)
Equity investments realized loss	(10)	(660)
Total assets	(1,035)	(1,024)

Net deferred income tax liabilities	$17,843	$5,736

The differences between the federal statutory income tax rate and the Company's effective tax rate are as follows:

	Years ended June 30,
	2024	2023	2022
Federal statutory rate	21.00%	21.00%	(21.00)%
State tax, net of Federal benefit	7.35	4.91	(7.42)
Dividends received deduction	(0.83)	(1.90)	(2.19)
Other adjustments and tax-exempt leases	0.43	(0.90)	(2.01)
	27.95%	23.11%	(32.62)%

At June 30, 2024, the liability for uncertain tax positions and unrecognized tax benefits of $311,000 reflects additional state tax liability relating to apportionment fluctuations, all of which, if recognized would affect the effective tax rate.  There were no material changes to the liability for uncertain tax positions and unrecognized tax benefits from June 30, 2023 but the amount of unrecognized tax benefits may increase or decrease in the future for various reasons, including additions related to current year provisions, the expiration of the statute of limitation for open tax years, the status of examinations and changes in management’s judgment.  The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense.  As of June 30, 2024, accrued penalties and interest on unrecognized tax benefits are estimated to be $54,000. The following table sets forth the change in unrecognized tax benefits:

	Years ended June 30,
(in thousands)	2024	2023
Balance, beginning of period	$311	$311
Increase for tax positions current year	42	33
Decrease for tax positions taken in prior years	(39)	(29)
(Decrease) increase for interest and penalties	(3)	(4)
Balance, end of period	$311	$311

California First Leasing Corporation	Annual Report for June 30, 2024

In the fiscal year ending June 30, 2024, the Company’s income earned from dividends and interest accounted for over 70% of ordinary gross income for U.S. federal income tax purposes. Under current tax law, with two shareholders owning 83% of the Company’s outstanding shares, the Company could be subject to a 20% tax on undistributed income. The Company believes it made the required minimum distribution of income in fiscal 2024 and has made no accrual for this tax. It was not applicable to prior periods.

The Company’s Federal tax returns remain subject to examination from 2021 forward, while state income tax returns are generally open from 2020 forward, and vary by individual state statute of limitation. The Company believes that its accrual for income taxes is adequate for adjustments, if any, which may result from these examinations.

Note 8 – Compensation and Benefit Plans:

The aggregate remuneration paid to all officers and directors during the year ended June 30, 2024 was $1,468,900 and $135,000, respectively.

Employees of the Company may participate in a voluntary defined contribution plan (the "401K Plan") qualified under Section 401(k) of the Internal Revenue Code of 1986. Under the 401K Plan, employees who have met certain age and service requirements may contribute up to a certain percentage of their compensation.  The Company has made contributions of $17,000 (2024), $21,000 (2023) and $25,000 (2022).

In November 1995, the Company’s stockholders approved the 1995 Equity Participation Plan (the “1995 Plan”).  Under the 1995 Plan, the maximum number of shares of common stock that can be issued increases by an amount equal to 1% of the total number of issued and outstanding shares of common stock as of June 30 of each fiscal year.  Shares available for grant for the years ending June 30, 2024 and 2023 are 3,032,642 and 2,939,548, respectively.  There have been no option grants awarded since fiscal 2013, and at June 30, 2024 there were no options outstanding and no stock-based compensation expense was recognized in the year ended June 30, 2024.

Note 9 – Capital Structure

At June 30, 2024, the Company has 20,000,000 authorized shares of common stock and is authorized to issue 2,500,000 shares of preferred stock in one or more series, fix the voting powers, designations, preferences and the relative participation, optional or other rights, if any, of any wholly unissued series of preferred stock.

The Company declared one distribution to holders of Common Stock in fiscal 2024, $.40 per share paid on June 26, 2024 in cash. Under current tax regulation, the dividends paid are considered qualified dividends for tax purposes.

On December 5, 2023, the Company purchased a total of 394,069 shares of common stock at a price of $16.50 per share pursuant to a tender offer made to all shareholders. The aggregate cost resulted in a reduction to stockholders’ equity of $6,566,774.

On December 15, 2022, the Company purchased a total of 580,683 shares of common stock at a price of $16.00 per share pursuant to a tender offer made to all shareholders. The aggregate cost resulted in a reduction to stockholders’ equity of $9,362,400.

Note 10 – Commitments and Contingencies:

The Company has commitments to extend credit provided there is no violation of any condition in the terms of the approval or agreement.  At June 30, 2024 and 2023, the Company had unfunded lease commitments of $2.9 million and $4.7 million, respectively.

California First Leasing Corporation	Annual Report for June 30, 2024

Business and Investment Objectives and Strategies

The Company continues to process new lease transactions with existing customers, but most business activity is directed toward the investment portfolio to maximize current income and generate capital appreciation while preserving capital and liquidity. There can be no assurance that any of these objectives will be achieved.

The Company’s strategy is to invest in equity securities of fairly valued publicly traded corporations that we expect to generate excess cash flow to support consistent and attractive returns through dividends and appreciation. This approach seeks out companies at reasonable prices, without regard to sector or industry, that demonstrate favorable long-term growth characteristics. Analysis is done to determine the intrinsic value of a company by analyzing its free cash flow generating capabilities, with a focus on the ability to grow its free cash flow and maintain high returns on invested capital for an extended period.

RISK FACTORS

An investment in the Company’s common stock involves certain risks, including the risk of loss. Investors should carefully consider the Company’s objectives and risks that may make an investment in the Company not appropriate for all investors. Before buying the common stock, investors should read this “Risk Factors” section which describes certain risks which may adversely affect the Company’s net asset value per share, trading price, yield, total return and ability to meet its objectives.

Industry Risk Factors

The Company’s business and financial results are subject to general business and economic conditions.    Weakness in the economy or in certain sectors or a sustained high rate of inflation and interest rates could impact the financial performance and condition of customers and investments and negatively affect their market value and repayment of their obligations.

Changes in the laws, regulations and policies governing financial services companies could alter the investment and business environment and adversely affect operations.  The Board of Governors of the Federal Reserve System regulates the supply of money and credit in the United States.  Its fiscal and monetary policies on interest rates impact the return that can be earned on leases, loans and investments, and affect the Company’s net interest and dividend income.

Cyber security and privacy breaches may hurt our business, damage our reputation, increase our costs, and cause losses.  Our systems and networks store all the Company’s business records as well as information about our customers and employees. We have security systems and information technology infrastructure in place designed to protect against unauthorized access to such information. However, there is still a risk that the security infrastructure that we maintain may not be successful in protecting against all security breaches, employee error, malfeasance, and cyber-attacks. Third parties, including vendors that provide services for our operations, could also be a source of security risk in the event of a failure of their own security systems and infrastructure.

Company Risk Factors

The Company is dependent on a few key people.  Investment decisions and all major capital allocation decisions are controlled by Patrick E. Paddon, Chairman of the Board of Directors and Chief Executive Officer, in consultation with Glen T. Tsuma, Chief Operating Officer and a Director. The loss of the services of these individuals would have a negative impact on the business because of their expertise, years of experience and roles as the Company’s largest shareholders.

The Company’s equity investments may increase the Company’s risk of realized loss in shareholders’ equity.  The Company’s equity investments represent 86% of total assets and 92% of stockholders’ equity at June 30, 2024. These securities may not appreciate in value and may in fact decline in value. The Company may not be able to realize any gains, and any gains may not be sufficient to offset other losses. A 10% decline in the value of the equity investment portfolio from June 30, 2024 could result in a 7% reduction in the Company’s net asset value per share.

The Company’s registration as an investment company subjects it to increased regulatory risk under the 1940 Act and additional costs of complying with SEC regulations. The investment industry is a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts that are determined based on stock prices on the last day of a fiscal quarter.

California First Leasing Corporation	Annual Report for June 30, 2024

The Company may suffer losses in its investment and lease and loan portfolios despite its investment and underwriting practices.  Performance of individual securities can vary widely and investment decisions may cause the Company to underperform certain benchmark indices or other companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company or an issuer may perform poorly or below expectations, and the value of its securities may therefore decline. The Company may not buy securities at the lowest possible prices or sell securities at the highest possible prices. The Company seeks to mitigate the risks inherent in the lease and investment business by adhering to sound practices.  Although the Company believes that its criteria are appropriate for the various kinds of investments and leases it acquires, the Company may incur losses on investments and leases that meet these criteria.

Larger transactions, non-diversification and concentrations may increase the risk of loss in the event of the deterioration of one of these companies or industries.  The Company is a “non-diversified” investment company, meaning that it invests in a smaller number of companies than diversified companies. At June 30, 2024, an investment of $21.9 million in one company accounted for approximately 8.4% of the Company’s total assets, while investments in seven companies related to the semiconductor industry represented approximately 25.5% of total assets. The Company does not have a policy to rebalance the investment portfolio should one or more investments increase in value substantially relative to the rest of the portfolio, and therefore, the portfolio is subject to greater volatility and the risk that changes in the value of a single security may have a significant effect, either negative or positive, on shareholders’ equity.

The Company may hold a significant portion of assets in cash, bank accounts, money market mutual funds, or U.S. government securities maturing in one year or less. At June 30, 2024, $24.7 million (8.5% of assets) was held in such accounts.  This liquidity is maintained for many reasons, including, among others, to take advantage of opportunities as they arise; market conditions may appear unfavorable at certain times or not finding attractive investment opportunities; defensive position during adverse market or economic conditions.

The Company has the ability to borrow and use leverage to increase its returns, subject to the restrictions of the 1940 Act.  The Company may borrow money from a bank or issue senior debt securities in amounts up to 33 1/3% of the value of its total assets at the time of such borrowings. Leverage created from borrowing could impair the Company’s liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility. Financial leverage involves risks and special considerations such as the chance for greater volatility in net asset value than a comparable company without leverage; interest rate risk, particularly in a high interest rate environment; and the potential for an increase in operating costs that may reduce the Company’s total return.

The Board of Directors and majority shareholder may change the Company’s investment objectives and operating strategies without prior notice to other shareholders or their approval, the effects of which may be adverse to the interest of minority shareholders.

The Company’s allowance for credit losses may not be adequate to cover actual losses.  The Company maintains an allowance for estimated credit losses losses expected to occur over the estimated remaining life of the assets that is based on historical experience, current conditions and reasonable and supportable forecasts.  If the credit quality materially decreases, or the reserve for credit losses is not adequate, future write-offs could adversely affect financial results.

The financial services business involves significant operational risks.  Operational risk includes the risk of fraud by employees or persons outside of the Company, the execution of unauthorized transactions by employees, errors relating to transaction processing and technology, breaches of the internal control system, and failure of business continuation and disaster recovery plans.  This risk of loss also includes the potential legal actions that could arise as a result of an operational deficiency or as a result of noncompliance with applicable regulatory standards, adverse business decisions or their implementation.

The Company’s reported financial results are subject to certain assumptions and estimates and management’s selection of accounting method.  The Company’s management must exercise judgment in selecting and applying accounting policies and methods that comply with generally accepted accounting principles and reflect management’s judgment of the most appropriate manner to report the Company’s financial condition and results.  In some cases, management may select an accounting policy which might be reasonable under the circumstances yet might result in the Company’s reporting different results than would have been reported under a different alternative.

The Company is a C-Corporation and its results include the impact of taxes paid or to be paid by the Company. As a result, the Company’s reported results and return on investments may not be comparable to results of most registered investment companies that do not pay income taxes but only pass through income to investors.

California First Leasing Corporation	Annual Report for June 30, 2024

Beginning in fiscal 2024, the Company falls under the definition of a personal holding company (PHC) due to over 60% of the Company’s income coming from dividends and interest and one shareholder owning more than 50% of the Company’s common stock.  As such, the Company could be subject to a PHC tax of 20% imposed on undistributed PHC income. This tax would be in addition to the corporate tax paid on taxable income. The tax can be avoided or reduced by paying dividends and distributing the PHC income, as was done in fiscal 2024.

The Company’s common stock generally has traded at a discount from net asset value and the stock price can be volatile.  The Company’s common stock is not widely held and the limited trading market for the stock can result in fluctuations in prices between trades and make it difficult for stockholders to dispose of their shares. The Company’s stock price can fluctuate widely in response to a variety of factors, including: impact of a large block of stock for sale; actual or anticipated variations in the Company’s quarterly operating results and dividend policy; news reports relating to trends, concerns and other issues in the investment and financial services industry, and changes in government regulations.  An investment in the Company should be viewed as a long-term investment and is suitable only for investors who can bear the risks associated with such limited trading that attempts to sell the stock may require a significant discount from the last reported price.

The Company’s executive officers and Directors may face certain conflicts of interest. The Chief Executive Officer and majority shareholder and other Directors and officers at times may invest in the stock of the same companies that the Company owns, which may give rise to a conflict of interest or perceived conflict of interest. In addition, the officers of the Company are involved in the leasing activities of the Company, which may compete against the time spent on the investment activities of the Company.

The Company has no obligation to repurchase stock from shareholders. Shareholders do not have any right to require the Company to repurchase their shares.

The Company is a “controlled company” with 55% of the stock held by the Chief Executive Officer, 70% held by two senior executives and fewer than 20 shareholders of record.  As a result, senior management has the ability to exercise significant influence over the Company’s policies and business, and determine the outcome of corporate actions requiring stockholder approval.  These actions may include, for example, the election of directors, the adoption of amendments to corporate documents, the approval of mergers, sales of assets and other corporate actions such as changing policies set forth in response to Section 8(b) of the 1940 Act, deregistering as an investment company, or maintaining eligibility on the OTCQX market or the OTCQX Premier Tier.

OFFICER AND DIRECTOR INFORMATION

The Registration Statement provides additional information concerning directors and is available without charge upon request by phone to 1(800) 496-4640, or by email at invest@calfirstlease.com.

					Number of
			Director	Occupation For	Portfolios	Other
Name, Address*	Age	Position	since	Last 5 Years	Overseen	Directorships

Interested Directors
Patrick E. Paddon	73	Chairman & Chief Executive Officer	1977	Chief Executive Officer	1	None
Glen T. Tsuma	71	Chief Operating Officer, Director	1981	Chief Operating Officer	1	None

Independent Directors
Michael H. Lowry	79	Director	1992	Retired	1	None
Danilo Cacciamatta	78	Director	2001	Retired	1	None
Robert W. Kelley	85	Director	2020	Retired	1	None

Executive Officer, Not a Director
S. Leslie Jewett	69	Chief Financial Officer		Chief Financial Officer	1	None

* Address for each officer and director is California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660

Other Information

Privacy Policy

The Company has systems in place to safeguard shareholder privacy, with access to all information limited to a need to know basis. Through our transfer agent, Computershare Trust Company, the Company has access to nonpublic shareholder information such as name, address, tax identification number and the shares held that is used to send annual reports, proxy statements, tax statements or other information required by law. This information is not shared

California First Leasing Corporation	Annual Report for June 30, 2024

with any non-affiliated third party except pursuant to contracts to perform transaction processing, servicing or maintaining shareholder accounts. These companies are required to protect information and use it solely for the purpose for which they received it.

Proxy Voting Policies and Procedures

The policies and procedures to determine how to vote proxies relating to the securities portfolio is available without charge by contacting investor relations at California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660; by email at invest@calfirstlease.com; or on the Securities and Exchange Commission’s website at www.sec.gov. The Company’s report on its proxy voting record for the twelve-month period ended June 30, 2024 will be available after August 31, 2024.

Quarterly Portfolio Information

The Company files a complete schedule of investments with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Transfer Agent
Computershare Inc. serves as transfer agent and registrar with respect to Shares of the Company.

Independent Auditors
Eide Bailly, LLP serves as the independent registered public accounting firm to the Company.

(b) Not applicable

Item 2 Code of Ethics

The Company has adopted a code of ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics has not been amended and there have been no waivers granted under the code of ethics. The Company undertakes to provide a copy of the code of ethics without charge upon request by phone to 1-800-496-4640, or by email at invest@calfirstlease.com.

Item 3 Audit Committee Financial Expert

The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee, and further that Mr. Cacciamatta is an “audit committee financial expert” as that term is defined in regulations issued by national securities exchanges and the 1940 Act.

Item 4 Principal Accountant fees and Services

	2024	2023
Audit Fees (1)	$66,500	$81,000
Tax Related Fees (2)	64,015	64,900
	$130,515	$145,900

1) Includes fees for annual audit of Company’s financial statements and consulting on accounting matters.
2) Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee must approve, in advance, all non-audit fees paid to the independent accountants and review and approve all related-party transactions. No waivers under this policy have been granted.

Item 5. Audit Committee of Listed Registrants. Not applicable insofar as the Company is not a listed issuer under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.
(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

California First Leasing Corporation	Annual Report for June 30, 2024

California First Leasing Corporation
Proxy Voting Policies and Procedures

California First Leasing Corporation, a California corporation (the “Company”), has delegated its proxy voting responsibility to its Compliance Officer (the “CO”). The Proxy Voting Policies and Procedures of the CO are set forth below. These guidelines will be reviewed periodically by the Board of Directors with the CO and the Company’s Audit Committee and, accordingly, are subject to change.

Introduction

As a corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the CO has a fiduciary duty to act solely in the best interests of the Company and its shareholders. As part of this duty, the CO recognizes that it must vote the Company’s securities in a timely manner free of conflicts of interest and in the best interests of the Company.

Proxy Policies

The CO will vote proxies relating to the Company’s portfolio securities in the best interest of the Company and its shareholders. The CO will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by the Company. Although the CO will generally vote against proposals that may have a negative impact on its portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.   To ensure that the vote is not the product of a conflict of interest, the Audit Committee requires that: (i) the CO disclose any potential conflict that she is aware of and any contact that she has had with any interested party regarding a proxy vote to the Audit Committee; and (ii) CO is prohibited from revealing how the Company intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

Shareholders may obtain information, without charge, regarding how the Company voted proxies with respect to the Company’s portfolio securities by making a written request for proxy voting information to:  Compliance Officer, California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The identification of securities to buy or sell and overall direction of the investment portfolio is led by Patrick E. Paddon, the Company’s Chief Executive Officer and majority shareholder. In addition to over 43-years of experience evaluating businesses for purposes of extending lease and loan credit, Mr. Paddon has been actively investing in equity securities for over 17 years. The investment committee also includes Glen Tsuma, Chief Operating Officer for over 32 years, and Leslie Jewett, Chief Financial Officer for over 27 years, both with long histories as members of the credit committee that approves all lease transactions. The compensation for Mr. Paddon, Mr. Tsuma and Ms. Jewett consists entirely of fixed base salary, there is no incentive compensation plan applicable to them, and as of June 30, 2024, the value of each of their investment in CFNB common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders
No Changes to Report

Item 11. Controls and Procedures.

a)    The Principal Executive Officer and Principal Financial Officer of the Company have concluded that the Company’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

b)    There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a) (1) See Item 2
(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act is attached hereto.

California First Leasing Corporation	Annual Report for June 30, 2024

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

California First Leasing Corporation

By:	/s/ Patrick E. Paddon
Patrick E. Paddon
Chairman and Chief Executive Officer
August 5, 2024

By:	/s/ S. Leslie Jewett
S. Leslie Jewett
Chief Financial Officer
August 5, 2024